Exhibit 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin C. Gorman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2022	By:	/s/ Kevin C. Gorman
	Name:	Kevin C. Gorman
	Title:	Chief Executive Officer
In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew C. Abernethy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2022	By:	/s/ Matthew C. Abernethy
	Name:	Matthew C. Abernethy
	Title:	Chief Financial Officer